================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. (20549)

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2008

                                 --------------

                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                        1-13725               76-0545043
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NO.)

      2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA           85018
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 14, 2008, iLinc Communications, Inc. ("the Company") reported its fiscal year 2009 first quarter results for the period ended June 30, 2008. A copy of the Company's press release is attached as Exhibit 99.1 to this current report.


ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:


EXHIBIT NUMBER     DESCRIPTION
--------------     -----------

99.1 Press release dated August 14, 2008 issued by iLinc Communications, Inc. Filed herewith.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           iLINC COMMUNICATIONS, INC.


                                           By:/s/ James M. Powers, Jr.
                                              ----------------------------------
                                           President and Chief Executive Officer

Date: August 15, 2008

                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION OF EXHIBITS
------         -----------------------

  99.1 Copy of press release issued by iLinc Communications, Inc. on August 14, 2008.